UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): 2/22/2007
ARIZONA LAND INCOME CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-9900
Arizona (State or Other Jurisdiction of Incorporation or Organization)		86-0602478 (I.R.S. Employer Identification No.)
29999 North 44th Steet, Suite 100, Phoenix, Arizona 85018
(Address of Principal Executive Offices, Including Zip Code)
602-952-6800
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01. Other Events.
     On February 22, 2007, Arizona Land Income Corporation issued a press release announcing that it anticipates that its 2007 Annual Meeting of Shareholders will be scheduled to be held during the second quarter of 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Arizona Land Income Corporation, dated February 22, 2007

Signature(s)
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ARIZONA LAND INCOME CORPORATION (Registrant)
Dated: February 22, 2007	/s/ Thomas R. Hislop
	Name:	Thomas R. Hislop
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arizona Land Income Corporation, dated February 22, 2007